Exhibit 32.2
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of AMMO, Inc. (the "Company") on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Ron Shostack, the Company’s Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date:   March 15, 2017

/s/ Ron Shostack
Ron Shostack,
Principal Financial Officer